Pursuant to Rule 497(e)
                                                       Registration No. 33-36784


                              LEBENTHAL FUNDS, INC.

                        SUPPLEMENT DATED OCTOBER 18, 2001
                   TO THE PROSPECTUS DATED MARCH 30, 2001 AND
                    STATEMENT OF ADDITIONAL INFORMATION DATED
                 MARCH 30, 2001 (AS SUPPLEMENTED JULY 27, 2001)


Lebenthal & Co., Inc., the Fund's distributor (the "Distributor"), is proposed to become a wholly owned subsidiary of the The Advest Group, Inc. ("Advest") as a result of a transaction which is expected to close in November, 2001 (the "Transaction"). Advest is a wholly owned subsidiary of The MONY Group Inc. Based in Hartford, Connecticut, Advest, through its subsidiaries, provides financial, securities brokerage, trading, investment banking, trust and other advisory services to retail and institutional investors. Lebenthal Asset Management, Inc., the Fund's investment manager (the "Manager"), will remain a wholly owned subsidiary of Lebenthal & Co., Inc. after the Transaction is consummated. The Transaction will not affect the daily operations, including the management, of the Fund or the services provided by the Manager and Distributor.

Pursuant to the Investment Company Act of 1940, as amended, the Transaction will cause a change of control in the Fund's Distributor and Manager resulting in an assignment of the Fund's Management Contracts, Distribution Agreements and Shareholder Servicing Agreements upon the closing of the Transaction. In order to permit the Manager to continue providing investment management services to the Fund, at a meeting on October 25, 2001, the Fund's Board of Directors will be asked to approve new management contracts, which are substantially identical to the current management contracts, to be effective upon approval by shareholders. The Board of Directors also will be asked to approve interim management contracts, which are substantially identical to the current management contracts, pursuant to which the Manager will continue to manage the Fund's portfolios (i) until shareholders approve the new management contracts or
(ii) for a period of 150 days, whichever occurs first. In addition, the Board of Directors will consider new substantially identical distribution and shareholder servicing agreements which would be effective upon the closing of the Transaction and which do not require shareholder approval. It is anticipated that shareholders will be asked to approve the new management contracts after the closing of the Transaction.